TCM GROWTH FUNDS	TCM SMALL-MID CAP GROWTH FUND Ticker Symbol: TCMMX
Summary Prospectus
January 29, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.tyghcap.com.  You may also obtain this information at no cost by calling (800) 536-3230.  The Fund's Prospectus and Statement of Additional Information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The TCM Small-Mid Cap Growth Fund (the “Small-Mid Cap Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small-Mid Cap Fund.

Shareholder Fees (fees paid directly from your investment)	Small-Mid Cap Growth Fund
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and/or Expense Reimbursement	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.95%

(1)Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Small-Mid Cap Fund’s expenses (excluding interest, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the one year period from the date of this Prospectus and may continue for an indefinite period thereafter as determined by the Board.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.

Example

This Example is intended to help you compare the cost of investing in the Small-Mid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Small-Mid Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small-Mid Cap Fund’s operating expenses remain the same (taking into account the contractual expense limitation after 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small-Mid Cap Fund	$97	$346	$614	$1,380

Portfolio Turnover

The Small-Mid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small-Mid Cap Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small-Mid Cap Fund’s performance.  During the most recent fiscal year, the Small-Mid Cap Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Small-Mid Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small to medium capitalization (“small-mid cap”) companies.  The Small-Mid Cap Fund defines small-mid cap companies as those whose market capitalization, at the time of purchase, are between $500 million and $10 billion.  The Advisor uses fundamental research to identify companies with the potential for superior earnings growth and sustainable valuations.  The Advisor’s intensive bottom-up, fundamental research drives stock selection, which the Advisor believes is key to generating excess returns.

Most of the assets will be invested in U.S. common stocks that the Advisor expects will experience long-term, above average earnings growth.  The Small-Mid Cap Fund may at times invest a significant portion of its assets (greater than 25%) in stocks of technology companies, representing various unrelated technology industries.  The Small-Mid Cap Fund may also invest up to 20% of its net assets in equity securities of foreign issuers that are traded on a U.S. stock exchange and American Depositary Receipts (“ADRs”) when consistent with the Small-Mid Cap Fund’s investment objective.  The Advisor may sell a security for different reasons including when its price reaches a target set by the Advisor or if the Advisor believes that other investments are more attractive.

Principal Risks

There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment:

•	The Advisor’s investment strategy does not achieve the Small-Mid Cap Fund’s objective or the Advisor does not implement the strategy properly;
•	The stock market declines or stocks in the Small-Mid Cap Fund’s portfolio may not increase their earnings at the rate anticipated;
•	Growth-oriented funds may underperform when value investing is in favor;
•
Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets;

•
Investing a significant portion of the Small-Mid Cap Fund’s assets in one sector of the market exposes the Small-Mid Cap Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors; and

•	Securities of small-cap and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.

Performance

The following performance information indicates some of the risks of investing in the Small-Mid Cap Fund.  The information below also illustrates how the Small-Mid Cap Fund’s performance has varied from year to year and the risks of investing in the Small-Mid Cap Fund by showing its highest and lowest quarterly returns.  The table below illustrates the Fund’s total return over time compared with a broad-based securities index.  The Small-Mid Cap Fund’s past performance, before and after taxes, is not necessarily an indication of how the Small-Mid Cap Fund will perform in the future.  Updated performance is available on the Small-Mid Cap Fund’s website www.tyghcap.com.

Small-Mid Cap Fund

Calendar Year Total Return
During the periods shown in the bar chart, the Small-Mid Cap Fund’s highest quarterly return was 14.90% for the quarter ended September 30, 2009 and the lowest quarterly return was -27.15% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2009

		Since Inception
	1 Year	(6/29/07)
TCM Small-Mid Cap Growth Fund
Return Before Taxes	31.59%	-10.53%
Return After Taxes on Distributions	31.59%	-10.57%
Return After Taxes on Distributions and Sale of Fund Shares	20.53%	-8.85%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)	41.66%	-7.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Small-Mid Cap Fund shares, a tax deduction is provided that may benefit the investor.

Investment Advisor

Tygh Capital Management, Inc. is the investment advisor to the Small-Mid Cap Fund.

Portfolio Manager

Richard J. Johnson, CFA, is the Chief Investment Officer of the Advisor and has been the Portfolio Manager of the Small Cap Fund since its inception in 2007.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Small-Mid Cap Fund shares on any business day by mail (TCM Small-Mid Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-536-3230.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment	To Open Your Account	To Add to Your Account
	$100,000	$2,500

Tax Information

The Small-Mid Cap Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

TCM SMALL-MID CAP GROWTH FUND Ticker Symbol: TCMMX	TCM GROWTH FUNDS